UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2018
American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1025 Laurel Oak Road
Voorhees, NJ 08043
(Address of principal executive offices, including zip code)
(856) 346-8200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

Information contained in Item 7.01 below, including Exhibit 99.1 hereto, with respect to the fiscal year ended December 31, 2017 of American Water Works Company, Inc. (the “Company”), is incorporated by reference herein.
The information furnished in response to this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01.    Regulation FD.

Enactment of the Tax Cuts and Jobs Act

On December 11, 2017, the Company furnished to the Securities and Exchange Commission a current report on Form 8-K and issued a press release that (i) included information regarding the Company’s GAAP and adjusted earnings per share guidance for the 2017 fiscal year; (ii) provided GAAP earnings per share and other financial and operational guidance for the 2018 fiscal year; and (iii) provided a projected range for its compound annual growth rate in earnings per share and other financial and operational guidance for the five-year period from 2018 to 2022 (collectively, the “Company Guidance”). On December 22, 2017, President Donald J. Trump signed into law what is commonly referred to as the Tax Cuts and Jobs Act (the “TCJA”), which, among other things, enacted significant changes to the Internal Revenue Code of 1986, as amended, including a reduction in the maximum U.S. federal corporate income tax rate from 35% to 21% as of January 1, 2018, and certain other provisions related specifically to the public utility industry, most significantly allowing the continuation of certain interest expense deductibility and excluding 100% expensing of capital investments. When issued, the Company Guidance did not, and it currently does not, take into account or reflect the changes in law set forth in the TCJA.

On January 2, 2018, the Company issued a press release announcing that the enactment of the TCJA, and the adoption or issuance of any further rules, regulations, interpretations and guidance by the U.S. Department of the Treasury with respect thereto (collectively, the “Related Interpretations”), may materially impact the Company’s guidance and results of operations to be reported for fiscal 2017, and its expectations for future financial and operational performance contained in the Company Guidance, as well as the estimates, assumptions and sensitivities upon which the Company Guidance was based. The Company cannot currently estimate or quantify the impact of the enactment of the TCJA or any Related Interpretations, if and when issued, on the Company Guidance.

The Company is required to revalue its deferred tax assets and liabilities, including its U.S. federal income tax net operating losses, at the new federal corporate income tax rate as of the date of enactment of the TCJA, or December 22, 2017. Most of the Company’s consolidated deferred tax assets and liabilities, as well as a portion of its U.S. federal net operating losses, are held at the Company’s utility subsidiaries. The majority of the deferred tax assets and liabilities at the utility subsidiaries are subject to a normalization method of accounting pursuant to the Code and/or applicable public utility commission regulation. As a result, the revaluation of the utility subsidiaries’ net deferred taxes is expected to result in a regulatory liability that would be returned to utility customers over the remaining life of the related assets and liabilities and would not be expected to materially impact the Company’s results of operations under the normalization process. The revaluation of deferred tax assets and U.S. federal net operating losses held at the parent company and other non-utility subsidiaries is expected to result in a potentially material charge to the Company’s results of operations for fiscal 2017. The Company will continue to assess the impact of the TCJA and any Related Interpretations, if and when issued, on the Company Guidance and the Company’s other forward-looking information, as well as the regulatory treatment of the TCJA in each of its 16 regulatory jurisdictions. The Company expects to provide an estimate of the impacts of the TCJA in conjunction with the filing of its Annual Report on Form 10-K for the year ended December 31, 2017 and related disclosures, expected in February 2018.

The information furnished in response to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,”

“plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. Forward-looking statements relate to, among other things, the impact and effect of the TCJA and any Related Interpretations, if and when issued, on the Company Guidance, and the related estimates, assumptions and sensitivities on which the Company Guidance was based, as well as on the Company’s results of operations to be reported for fiscal 2017. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events, including the impact of the TCJA and the issuance of any Related Interpretations. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Form 10-K for the year ended December 31, 2016, and in other filings with the SEC, and the additional risks and uncertainties described herein and in Exhibit 99.1 hereto.
These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the Company’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for us to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s or its subsidiaries’ businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

The following exhibit has been furnished herewith:

Exhibit Number	Description
99.1	Press Release, dated January 2, 2018, issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: January 2, 2018	By:	/s/ LINDA G. SULLIVAN
Linda G. Sullivan
Executive Vice President and Chief Financial Officer